UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☒  Definitive Additional Materials

☐  Soliciting Material under §240.14a-12

HOMETRUST BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒  No fee required

☐  Fee paid previously with preliminary materials

☐  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Step 1: Go to www.envisionreports.com/HTBI. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/HTBI Online Go to www.envisionreports.com/HTBI or scan the QR code — login details are located in the shaded bar below. Stockholder Meeting Notice 03XQXD + + Important Notice Regarding the Availability of Proxy Materials for the HomeTrust Bancshares, Inc. Stockholder Meeting to be Held on May 20, 2024 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available on the Internet or by mail. We encourage you to access and review the proxy materials before voting. The 2024 Proxy Statement and the Form 10-KT are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 10, 2024 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Votes submitted electronically must be received by 11:59pm, Eastern Time, on May 17, 2024. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.

Here’s how to order a paper or e-mail copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an e-mail copy, you will receive an e-mail with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/HTBI. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an e-mail to investorvote@computershare.com with “Proxy Materials HomeTrust Bancshares, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper or e-mail copy of the meeting materials. To facilitate timely delivery, all requests for a paper or e-mail copy of proxy materials must be received by May 10, 2024. HomeTrust Bancshares, Inc.’s Annual Meeting of Stockholders will be held on May 20, 2024 at the Highland Brewing Company, 12 Old Charlotte Hwy, Suite 200, Asheville, NC 28803, at 10:00 a.m., local time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote “FOR” the nominees in Proposal 1, a vote “FOR” Proposal 2, a vote for every year (“1 YEAR”) on Proposal 3 and a vote “FOR” Proposal 4. 1. The election of six directors. Nominees: 01 - Jesse J. Cureton, Jr. 02 - Bonnie V. Hancock 03 - Dwight L. Jacobs 04 - John A. Switzer 05 - C. Hunter Westbrook 06 - Richard T. Williams 2. An advisory (non-binding) vote on executive compensation (commonly referred to as a “say on pay vote”). 3. An advisory (non-binding) vote on whether a say on pay vote should be held every year, every two years, or every three years (commonly referred to as a “say on pay frequency vote”). 4. The ratification of the appointment of FORVIS, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2024. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper or e-mail copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Stockholder Meeting Notice